EXHIBIT 99.1

29th Annual J.P. Morgan Healthcare Conference

Disclosure This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Key Investment Highlights Complementary businesses in attractive market segmentsHigh quality operator with significant scale and breadth Strong track record of growth through acquisitions, de novos and JVsBalanced payor mix and well-positioned for healthcare reformExperienced management team with proven track record of successfully operating in challenging environmentsSolid financial position with strong cash flow and earnings visibility

Select Medical Today 110 LTAC Hospitals with 4,601 beds in 28 States 950 Outpatient Rehab Clinics in 36 States and the District of Columbia491 Contract Therapy locations in 30 states and the District of Columbia $2.3 Billion Net Revenue LTM Q3 '10$327.8 Million Adjusted EBITDA LTM Q3 '10125,900 Employees in the United States 8 Inpatient Rehab Facilities (IRF) with 550 beds in 5 States and 1 Managed Rehab Unit Note: Employees and hospital counts as of Jan. 1, 2011, all other statistics as of Sept. 30, 20101 See slide 40 for non-GAAP reconciliation

Contract Therapy 491 locations 30 states and District of Columbia Note: Hospital counts as of Jan. 1, 2011, Outpatient Clinics & Contracts as of Sep. 30, 2010 Outpatient Rehab 950 clinics 36 states and District of Columbia LTAC 110 hospitals 28 states Inpatient Rehab 8 hospitals/1 unit 5 states Significant Scale and Breadth WA OR CA MT ID NV AZ WY UT CO NM TX ND SD NE KS OK MN LA AR IA WI MI MS IN FL GA SC NC TN KY OH PA VT ME NH NJ AL IL VA WV DE NH MA CT NY MO 1 3 4 3 1 9 5 5 1 3 1 5 3 1 1 3 15 2 9 5 10 1 3 3 101 57 74 95 1 54 14 30 1 12 18 27 8 73 MD DC 2 22 8 1 162 4 2 2 33 4 60 1 11 15 11 5 AK 17 65 23 41 14 4 6 9 25 57 8 10 6 2 18 2 16 12 26 3 3 1 3 5 40 2 1 3 ME 5 1 2 2 3 7 1 1 1 12 RI 2 31 1 1 1 1 2 1 1 130 1

Recent Events Acquisition of Regency Hospital Company - closed September 1, 201023 LTAC Hospitals in 9 statesBaylor Health System - Received regulatory approval Deal should close by April 1, 2011 $100.0 million Share Buyback Program Miami Rehab addition - January 1, 2011

1998 2000 2002 2004 2006 2008 2009 LTM Q3 2010 149 806 1127 1602 1851 2153 2240 2326 (2003) (1999) Strong Track Record of Growth Company has Struck the Right Balance of Both Organic and Acquisitive Growth De Novo - 62 specialty hospitals and 293 outpatient clinics opened since inception - Sept. 2010 Acquisitions - 85 specialty hospitals acquired since inception - Sept. 2010 ATHandIntensiva(1998) LBO Outpatient Division IPO (2001) Founded (Nov 1996) (2005) IPO (2009) (2010) (2007) Announced

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix Commercial Payors and Other 89% Medicare/ Medicaid11% Commercial & Other Medicare East 36 64 West Medicare/Medicaid 65% Commercial Payors and Other 35% 2005 2006 2007 2008 2009 2010 LTMQ3 Medicare/Medicaid 0.585 0.55 0.503 0.483 0.49 0.491 Commercial Payors and Other 0.415 0.45 0.497 0.517 0.51 0.509 Note: LTM Sept. 30, 2010

Business Strategy

Operating and Growth Strategy

Organic

- LTAC – maturing new hospitals
- Regency– margin improvement
- Outpatient Rehab – margin improvement

Joint Venture

- Draw on reputation for JV development
- Expand into existing and contiguous markets
  - Focus on leading systems and university hospitals
  - 1 to 2 per year

Acquisition

- Made opportunistic acquisition
  - Regency Hospital Company

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Select Medical Corporation

Operating Segments

- Specialty Hospitals
  - LTACHs
  - Inpatient Rehabilitation
- Outpatient Rehabilitation
  - Outpatient Rehab Clinics
  - Contract Therapy

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Select Medical Corporation

Specialty HospitalsLTACH

Largest provider of LTACH services in U.S. (# of hospitals)110 hospitals80 are hospital-in-hospital (2,754 beds)29 are freestanding (1,847 beds)1 managed freestanding hospital LTACHs Note: As of Jan. 1, 2011

Maturing New Hospitals New Hospitals Added 2008-09 ? 10 LTACs and 2 Rehab Adjusted EBITDA 2008 ($25.0)MAdjusted EBITDA 2009 ($ 1.6)MAdjusted EBITDA YTD Q3 '10 $ 6.1 M

Acquisition of Regency Hospital Company On September 1, 2010, Select closed the acquisition of Regency Hospitals for $210M less assumed liabilities23 long-term acute care hospitals with 898 licensed beds in 9 states Revenue (1) $375M EBITDA (1) $ 28MCorporate services and back office functions fully integrated (1) 2009 audited financials

Integration of Regency Hospital Company Synergies and margin enhancementCorporate CostsPre-Acquisition - $ ? 25MPost acquisition - $ ? 4-5MFacility level - Margins

LTAC Hospital Regulatory Environment Summary

- MMSEA 2007 – extended through December 2012
  - Hospital in Hospital Rules – suspended at 50%
  - Very Short Stay Outlier Rule – suspended
  - Moratorium on new LTAC hospital licenses
- Future – post-2012
  - Patient/Facility Criteria (Supported by Industry, AHA, FAH, etc.)
  - Extension of 2012 legislation (status quo)
  - Lapse (25% Rule introduction, de novo facilities)

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Specialty HospitalsInpatient Rehabilitation

Rehabilitation Hospitals

- Eight hospitals – 550 beds, one managed unit
  - Kessler Institute (3)
  - Penn State Hershey Rehabilitation (1)
  - SSM Rehabilitation (1)
  - Dallas, TX area (2)
  - Miami, FL (1)
- Baylor Joint Venture expected to close by April 1, 2011
  - 2 I/P rehab hospitals and 3 I/P rehab units
  - 30 outpatient clinics

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Select Medical Corporation

Rehabilitation Hospitals Kessler InstituteFounded 1948Largest licensed rehab hospital in U.S. (three campuses)18 consecutive years U.S. News & World Report best hospitalOne of six rehab hospitals in U.S. to have model system designation for head injury and spinal cord injury

Kessler Institute for Rehabilitation

U.S. News & World Report
Best Rehabilitation Hospital Rankings
2010-2011

Rank	Hospital
#1	Rehabilitation Institute of Chicago, Chicago, IL
#2	Kessler Institute for Rehabilitation, West Orange, NJ
#3	University of Washington Medical Center, Seattle, WA
#4	Spaulding Rehabilitation Hospital, Boston, MA
#5	TIRR Memorial Hermann, Houston, TX
#6	Mayo Clinic, Rochester, MN
#7	Craig Hospital, Englewood, CO
#8	Rusk Institute, NYU Langone Medical Center, New York, NY
#9	Shepherd Center, Atlanta, GA
#10	Moss Rehab, Elkins Park, PA
#11	Ohio State University Hospital, Columbus, OH
#12	Thomas Jefferson University Hospital, Philadelphia, PA
#13	National Rehabilitation Hospital, Washington, DC
#14	Johns Hopkins Hospital, Baltimore, MD
#15	UPMC-University of Pittsburgh Medical Center, Pittsburgh, PA
#16	Mount Sinai Medical Center, New York, NY
#17	Rancho Los Amigos National Rehabilitation Center, Downey, CA
#18	Baylor Institute for Rehabilitation, Dallas, TX
#19	University of Michigan Hospitals and Health Centers, Ann Arbor, MI
#20	Virginia Commonwealth University Medical Center, Richmond, VA

Kessler
INSTITUTE FOR REHABILITATION
a Select Medical company



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Select
Medical Corporation

Inpatient Rehab Facility JV Strategy

SSM Rehab Joint Venture

- The Partners
  - SSM Health Care — St. Louis network with seven acute care hospitals, 12,000 employees, 2,500 staff physicians
  - Select Medical — 51% owner of joint venture with management responsibility
- The Services
  - 80 inpatient rehab beds
  - 33 outpatient locations (18 SSM, 15 Select)
  - 6 contract therapy locations/4 onsite rehab locations
  - 3 occupational health clinics
  - 3 day institute clinics
- The Future
  - Construction of new 60 bed facility on SSM DePaul Campus (will expand bed capacity to 95 upon completion)
  - Expansion of rehab services to network

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Select Medical Corporation

Baylor Joint Venture

- The Partners
  - Baylor
  - Select Medical

- The Services
  - Two inpatient rehab hospitals with 136 beds
  - Three managed inpatient rehab units with 57 beds
  - 30 outpatient locations (Select 18 & Baylor 12)

- The Future
  - Expect immediate growth in the Outpatient business

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Inpatient Rehabilitation Regulatory Environment Stable75% Rule issue resolved in 2007 part of MMSEA frozen at 60%10/1/10 net 1.7% increase in Medicare rates

Outpatient Rehabilitation SegmentOutpatient Rehab Clinics

Outpatient Rehabilitation Clinics Outpatient Rehab Facilities (Number of Facilities) ^ 950 Source: Company public filings and websites as of Sept. 30, 2010.

Outpatient Rehabilitation - Philadelphia/South Jersey 80 locations

Outpatient Rehabilitation - North Jersey 79 locations

Outpatient Rehabilitation - St. Louis, MO 36 locations

Outpatient Margin Opportunity

- Continue to expand former HealthSouth clinics' EBITDA margins
  - 2008 EBITDA margin differential – greater than 7%
  - 2009 EBITDA margin differential – greater than 5%
  - Former HealthSouth clinics' revenue – ≃ $200M
- Joint Venture outpatient opportunities

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Select Medical Corporation

Outpatient Rehabilitation Regulatory Environment Commercial - StableMedicareMPPR changes to therapy payments (effective Jan. 2011)25% reductions to practice expense component for 2nd and subsequent codesContract Therapy rates

Outpatient Rehabilitation SegmentContract Therapy

Contract Services 491 contracts in 30 states and the District of ColumbiaLTM Revenue $159.3M as of 9/30/10Strong ROI with organic growth only

Financial Overview

Revenue Specialty Outpatient Other 2007 1386.4 603.4 1.8 2008 1488.4 664.8 0.2 2009 1557.8 681.9 0.2 LTM 9/30/10 1635.961 690.4 0.1 EBITDA Specialty Outpatient 2007 217 75 2008 236 77 2009 290 89 LTM 9/30/10 285 87 $2,240 $2,153 $1,992 Historical Net Revenue and Adjusted EBITDA Note: In Millions CAGR 5.3% CAGR 8.7% $330 $270 $255 $328 $2,326 Net Revenue Adjusted EBITDA

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of thiscomputation, outpatient rehabilitation clinic revenue does not include contract services revenue 2006 2007 2008 2009 LTM 9/30/10 Revenue 94 100 102 102 101 EBITDA 2972 4032 4534 4502 4559 2006 2007 2008 2009 LTM 9/30/10 Revenue 1392 1378 1453 1495 1489 EBITDA 40 40 41 43 44

Free Cash Flow Revenue Free Cash Flow 2007 -80.1 2008 50.9 2009 108 LTM 9/30/10 121 Free Cash Flow1 Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See slide 40 for non-GAAP reconciliation Intense Focus on Free Cash Flow Generation ($ in millions)

Appendix: Additional Materials

2007 2008 2009 LTM 9/30/10 Net Income $ 57 $ 25 $ 79 $ 92 (+) Income tax 29 26 37 44 (+) Equity in losses of unconsolidated subsidiaries - - - 0 (+/-) Other expense / (income) 5 - 1 0 (+) Interest expense, net 103 146 132 118 (-/+) (Gain) / Loss on debt retirement - (1) (13) 3 (+) Depreciation and Amortization 57 72 71 69 (+) Stock Based Compensation 4 2 23 2 Adjusted EBITDA 255 270 330 328 Net Cash Provided by Operating Activities $ 86 $ 107 $ 166 $ 182 (-) Purchase of Property and Equipment 166 56 58 61 Free Cash Flow (80) 51 108 121 Non-GAAP Reconciliation ($ in millions)